UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2004

                       THE PEOPLES BANCTRUST COMPANY, INC.
                       -----------------------------------
               (Exact name of Registrant as Specified in Charter)

           Alabama                      0-13653                   63-0896239
           -------                      -------                   ----------
(State or Other Jurisdiction          (Commission              (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)

                     310 Broad Street, Selma, Alabama 36701
                     --------------------------------------
                    (Address of Principal Executive Offices)

                                 (334) 875-1000
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 12. Results of Operations and Financial Condition.

On April 28, 2004, the Registrant announced its results of operations for the quarter ended March 31, 2004. A copy of the related press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information furnished herein, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2004                      THE PEOPLES BANCTRUST COMPANY, INC.

                                           By: /s/ Andrew C. Bearden, Jr.
                                               ---------------------------------
                                           Name:  Andrew C. Bearden, Jr.
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number
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    99.1          Press Release, dated April 28, 2004, issued by the Registrant.